UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vincerx Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

20018_Vincerx Proxy Notice REV2 Front You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Vincerx Pharma, Inc. VINCERX PHARMA, INC. 260 Sheridan Avenue, Suite 400 c/o Continental Proxy Services 1 State Street, New York NY 10004 Palo Alto, CA 94306 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Thursday, May 26, 2022 *Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device. Dear Stockholder, The 2022 Annual Meeting of Stockholders of Vincerx Pharma, Inc. will be conducted virtually over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on Thursday, May, 26, 2022, at 9:00 AM (Pacific Time) by visiting https://www.cstproxy.com/vincerx/2022. Proposals to be considered at the Annual Meeting: (1) To elect three Class II directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified; and (2) To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2022. The Board of Directors recommends a vote “FOR all nominees” under Proposal 1, and “FOR” Proposal 2. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote during the Meeting – Vote Your Proxy on the Internet: If you plan to attend the virtual online annual Go to http://www.cstproxyvote.com meeting, you will need your 12 digit control Have your notice available when you number to vote electronically during the annual access the above website. Follow the meeting. To attend the annual meeting, visit: prompts to vote your shares. https://www.cstproxy.com/vincerx/2022 CONTROL NUMBER The Proxy Materials are available for review at: https://www.cstproxy.com/vincerx/2022

20018_Vincerx Proxy Notice REV2 Back Vincerx Pharma, Inc. 260 Sheridan Avenue, Suite 400 Palo Alto, CA 94306 Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Stockholders to be Held On May 26, 2022 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/vincerx/2022 - the Company’s Annual Report for the year ended December 31, 2021; - the Company’s 2022 Proxy Statement; - the Proxy Card; and - any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 12, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/vincerx/2022 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 429793-006 08Apr2022 07:23 QTA Page 2